EXHIBIT 99.1

                            SHARE PURCHASE AGREEMENT

                  This SHARE PURCHASE AGREEMENT (the "Agreement") is made and entered into this 2nd day of November, 2001 by and between CHANGE TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Stockholder") and JOHN SNOW, a Maryland resident (the "Purchaser").

                               W I T N E S S E T H

         WHEREAS, the Stockholder is the owner of all of the issued and outstanding shares of capital stock of RAND Interactive Corporation, a Maryland corporation (the "Company"), and the Company is engaged in front-end website development for organizations (the "Business"); and

         WHEREAS, the Purchaser desires to purchase, and the Stockholder desires to sell, Fifty (50) shares of the capital stock of the Company (the "Shares"), representing all of the issued and outstanding shares of capital stock of the Company, on the terms and conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the agreements, representations and warranties hereinafter set forth, the Stockholder, the Company and the Purchaser hereby agree as follows:

                                    ARTICLE 1
                             PURCHASE OF THE SHARES

                  SECTION 1.01. CLOSING DATE. Subject to the terms and conditions hereof, the consummation of the purchase and sale of the Shares (the "Closing") will take place on November 2, 2001, at 10:00 am (the "Closing Date") at the offices of the Purchaser's counsel, Whiteford, Taylor & Preston L.L.P. at 7 St. Paul Street, Baltimore, Maryland 21202.

                  SECTION 1.02. PURCHASE AND SALE OF THE SHARES, CONSIDERATION. At the Closing, the Stockholder will sell, convey, transfer and deliver to the Purchaser, and the Purchaser will purchase and receive from the Stockholder, the Shares. The Purchase Price to be paid by the Purchaser for the Shares shall be an amount equal to:

                           (a)      Three Hundred Seventy-Five Thousand
Thirty-Nine (375,039) shares of the common stock of the Stockholder (the "CTPI Stock"); plus

                           (b)      A common stock warrant, substantially in the
form as EXHIBIT 1.02, providing for the purchase of shares of the Company's common stock sufficient to equal thirty percent (30%) of the issued and outstanding common stock of Company, on a fully-diluted basis when exercised, with a total exercise price of One Dollar ($1.00) for all such shares, such common stock warrant to expire twelve (12) years from the date hereof (the "Warrant").

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                  SECTION 1.03.     CLOSING DELIVERIES.

                           (a)      At the Closing, the Stockholder will deliver
or cause to be delivered to the Purchaser:

                                    (i)     Stock certificates representing all
of the Shares, together with duly executed and witnessed stock powers (in blank) attached thereto; and

                                    (ii)    An Assignment and Assumption
Agreement, by and between the Stockholder and the Company, under which the Company agrees to assume the obligations of the Stockholder, as successor in interest to eHotHouse, Inc., which have arisen or will arise on or after September 1, 2001, under that certain Guaranty Release Agreement, dated November 30, 2000, by and among the Stockholder, as successor in interest to eHotHouse, Inc., EHH Merger I, Inc., John Snow, David Kelley and Todd Burgess (the "Assignment and Assumption Agreement").

                                    (iii)   All of the instruments required to
be delivered under Section 4.01.

                           (b)      At the Closing, the Purchaser will deliver
or cause to be delivered to the Stockholder:

                                    (i)     Stock certificates representing all
of the CTPI Stock held by the Purchaser, together with duly executed and witnessed stock powers (in blank) attached thereto;

                                    (ii)    The Warrant; and

                                    (iii)   All of the instruments required to
be delivered under Section 4.02.

The Purchaser shall have no obligation to purchase any of the Shares unless all of the Shares are presented for sale at the Closing.

                                    ARTICLE 2
                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         As a material inducement to the Purchaser to enter into and perform its obligations under this Agreement, the Stockholder hereby represents and warrants to the Purchaser as follows:

                  SECTION 2.01. ORGANIZATION AND QUALIFICATION, ETC. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State

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of Maryland, and has the power and authority to own all of its properties and assets and to carry on the Business as it is now being conducted.

                  SECTION 2.02.     CAPITAL STOCK; SUBSIDIARIES.

                           (a)      The authorized, issued and outstanding
capital stock of the Company is as set forth on SCHEDULE 2.02. Except as disclosed on SCHEDULE 2.02, all of the issued and outstanding shares of the Company are owned of record by the Stockholder free and clear of all liens, security interests, claims and encumbrances or other restrictions of any kind, and no shares are held in the Company's treasury. The Company does not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock, nor does it have outstanding any rights or options to subscribe for or to purchase any capital stock or any capital stock or securities convertible into or exchangeable for any capital stock. To the Knowledge of the Stockholder (as hereinafter defined), except as disclosed on
SCHEDULE 2.02, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock. All of the Shares are validly issued and are fully paid and nonassessable.

                           (b)      To the Knowledge of the Stockholder, there
are no agreements (oral or written) to which the Stockholder or any other person or entity is a party involving the voting or sale of any of the Shares.

                           (c)      To the Knowledge of the Stockholder, except
as disclosed on SCHEDULE 2.02, the Company has no subsidiaries and Company has no commitment to purchase or acquire any interest in any other corporation, partnership, firm or other business enterprise.

                  SECTION 2.03. AUTHORITY RELATIVE TO AGREEMENT. The Stockholder has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on its part hereby. This Agreement has been duly executed and delivered by the Stockholder and is a valid and binding agreement of the Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  SECTION 2.04.     NO BREACH; CONSENTS. Except as set forth in
SCHEDULE 2.04 attached hereto, the negotiation, execution, delivery and performance of this Agreement by the Stockholder and the consummation of the transactions contemplated hereby (a) do not and will not conflict with or result in any breach of any of the provisions of, constitute a default under, result in a violation of, result in the creation of any lien, security interest, charge, encumbrance or other restriction upon the assets of the Company under or require any authorization, consent,

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approval, exemption or other action by or notice to any third party under the provisions of the charters or bylaws of the Stockholder or any license, indenture, mortgage, lease, loan agreement or other agreement (oral or written) or instrument to which the Stockholder is a party and (b) do not require any authorization, consent, approval, exemption or other action by or notice to any court or governmental body under any law, statute, rule, regulation or decree to which either of the Stockholder or the Company is subject.

                  SECTION 2.05. FINANCIAL STATEMENTS. To the Knowledge of the Stockholder, the unaudited balance sheet (the "Balance Sheet") of the Company as of September 1, 2001 (the "Balance Sheet Date") previously delivered to the Purchaser by the Stockholder is true and complete, and fairly presents, in all material respects, the financial condition of the Company. To the Knowledge of Stockholder, except as set forth on Schedule 2.05 hereto, since the Balance Sheet Date:

                           (a)      all collections made on behalf of the
Company have been deposited into or otherwise credited to the cash accounts of the Company;

                           (b)      any payments of Company expenses which have
been made by the Company, or made by the Stockholder on behalf of the Company, were for Company expenses which were accrued or incurred by the Company on or after the Balance Sheet Date;

                           (c)      the Stockholder has not received, whether in
the form of distributions, cash advances, repayments of intercompany loans or otherwise, cash payments from the Company which, in the aggregate, exceed the aggregate amount of Company expenses paid on behalf of Company by the Stockholder for Company expenses which were accrued or incurred by the Company on or after the Balance Sheet Date.

                  SECTION 2.06. ABSENCE OF UNDISCLOSED LIABILITIES. To the Knowledge of the Stockholder, except as set forth on SCHEDULE 2.06, the Company has no material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and whether or not insured), except (a) liabilities reflected on the Balance Sheet and (b) liabilities which have arisen since the Balance Sheet Date in the ordinary course of the Company's business.

                  SECTION 2.07. NO MATERIAL ADVERSE CHANGE. To the Knowledge of the Stockholder, since the Balance Sheet Date, there has been no material adverse change in the financial condition, properties, operating results, employee relations, relations with suppliers or customer relations of the Company.

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                  SECTION 2.08.     ABSENCE OF CERTAIN DEVELOPMENTS. Except for
transactions contemplated by this Agreement, to the Knowledge of the Stockholder, since the Balance Sheet Date, the Company has not:

                           (a)      Made any binding commitments for capital
expenditures which would cause the aggregate amount of all actual capital expenditures for the period subsequent to the Balance Sheet Date to exceed $10,000;

                           (b)      Paid or committed to any bonuses or similar
payments, except in the ordinary course of business;

                           (c)      Paid or declared any dividend or other
distribution to the Stockholder;

                           (d)      Amended its charter or bylaws;

                           (e)      Entered into or consummated any joint
venture, partnership or other similar arrangement, or formed any other new arrangement for the conduct of its business, or acquired or entered into any agreement or letter of intent to acquire, by merger, consolidation, or purchase of stock or assets, any business, entity or person;

                           (f)      Taken any action to amend or terminate any
employee benefit plan or to adopt any other plan, program, arrangement or practice providing benefits for or compensation to or on behalf of its employees or former employees;

                           (g)      Terminated or cancelled any insurance policy
that covers the Company; or

                           (h)      Had any material payment default or material
event of default under any debt, lease or other contract.

                  SECTION 2.09. TAX MATTERS. To the Knowledge of the Stockholder, except as disclosed on SCHEDULE 2.09, all tax returns and related information required to be filed by or on behalf of the Company prior to the date hereof have been prepared and filed in accordance with applicable law, and such returns accurately reflect all tax liabilities of the Company for the periods covered thereby. To the Knowledge of the Stockholder, all taxes, interest, penalties, assessments or deficiencies that have become due pursuant to such returns or any assessments or otherwise have been paid in full. No federal, state or local income taxes will be due from the Company for any period from the date Change acquired the stock of the Company to and including the Balance Sheet Date.

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                  SECTION 2.10.     LITIGATION, ETC. To the Knowledge of the
Stockholder, there are no actions, suits, proceedings, orders, investigations or claims pending or threatened against the Company at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality, or any arbitration proceedings pending under collective bargaining agreements or otherwise.

                  SECTION 2.11. BROKERAGE. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement (oral or written) binding upon the Company. The Stockholder will pay, and hold the Company and the Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

                  SECTION 2.12.     EFFECTIVE DATE OF WARRANTIES,
REPRESENTATIONS AND COVENANTS. Each warranty, representation, and covenant set forth in this Article 2 shall be deemed to be made on and as of and speak on and as of the Closing (except as otherwise specifically provided herein).

                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  As a material inducement to the Stockholder to enter into and perform its obligations under this Agreement, Purchaser represents and warrants to the Stockholder as follows:

                  SECTION 3.01. AUTHORITY RELATIVE TO AGREEMENT. Purchaser has the capacity and authority to execute and deliver this Agreement and to consummate the transactions contemplated on his part hereby. This Agreement has been duly executed and delivered by Purchaser and is the valid and binding agreement of Purchaser.

                  SECTION 3.02.     NO BREACH; CONSENTS. Except as disclosed on
SCHEDULE 3.02, the execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby (a) do not and will not conflict with or result in any breach of any of the provisions of, constitute a default under, result in a violation of, result in the creation of any lien, security interest, charge or encumbrance upon the assets of Purchaser under, or require any authorization, consent, approval, exemption or other action by or notice to any third party under the provisions of any license, indenture, mortgage, lease, loan agreement or other agreement (oral or written) or instrument to which Purchaser is a party, and (b) do not require any authorization consent, approval, exemption or other action by or notice to any court or governmental body under any law, statute, rule, regulation or decree to which Purchaser is subject.

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                  SECTION 3.03.     LITIGATION. There is no claim, action, suit
or proceeding pending or, to the knowledge of Purchaser, threatened against Purchaser or any of its properties which seeks to prohibit, restrict or delay consummation of the transactions contemplated hereby, and there is no judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality or arbitrator outstanding against Purchaser having, or which Purchaser believes may in the future have, any such effect.

                  SECTION 3.04. BROKERAGE. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Purchaser.

                  SECTION 3.05. INSPECTION/EVALUATION. Purchaser acknowledges that it has had an opportunity to inspect and evaluate the Company's assets and liabilities, that it possesses sufficient experience and knowledge in requesting information and evaluating and purchasing assets of companies similar to the Company so that it is capable of evaluating the merits and risks of this transaction and of protecting its own interests. Purchaser is represented by independent counsel and has requested all information, made all inquiries, made sufficient inspection and done all things that Purchaser and his counsel deems sufficient in evaluating this transaction.

                  SECTION 3.06. RESTRICTED SECURITIES. Purchaser understands that the Shares will not be registered at the time of their transfer under the Securities Act of 1933 (the "Securities Act"), for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and that the reliance of the Stockholder on such exemption is predicated in part on Purchaser's representations set forth herein.

                  SECTION 3.07. PURCHASE FOR OWN ACCOUNT. The Shares to be acquired by Purchaser pursuant to this Agreement are being or will be acquired for his own account and with no intention of distributing or reselling the Shares or any part thereof in any transaction that would be in violation if the securities laws of the United States of America, or any state, without prejudice, however, to the rights of Purchaser at all times to sell or otherwise dispose of all or any part of the Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act. If Purchaser should in the future decide to dispose of any of the Shares, Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect.

                  SECTION 3.08. ACCREDITED INVESTOR. Purchaser is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

                                    ARTICLE 4
                               CLOSING CONDITIONS

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                  SECTION 4.01.     CLOSING CONDITIONS RELATING TO THE
PURCHASER. The obligation of the Purchaser to consummate the purchase of the Shares will be subject to the satisfaction of the following conditions:

                           (a)      DELIVERIES. At or prior to the Closing, the
Stockholder or the Company will deliver, or cause to be delivered to the Purchaser, the following items:

                                    (i)     GENERAL RELEASE. The Stockholder
shall execute and deliver to the Company a release of the Company of and from all manner of action and actions, cause or causes of actions, debts and sums of money, claims and demands whatsoever.

                                    (ii)    CONSENTS. The Stockholder and the
Company shall deliver to the Purchaser copies of all necessary third party and governmental consents that the Stockholder and the Company are required to obtain in order to consummate the transactions contemplated by this Agreement.

                                    (iii)   CORPORATE RESOLUTIONS. The
Stockholder shall deliver to Purchaser certified copies of the resolutions of its Board of Directors and certified copies of the resolutions of its stockholders authorizing the transactions contemplated herein.

                           (b)      NO INJUNCTION. The consummation of the
transactions contemplated hereby shall not have been enjoined by any court of competent jurisdiction and no proceeding seeking such an injunction shall be pending.

                           (c)      ASSIGNMENT AND ASSUMPTION AGREEMENT. The
Stockholder shall execute and deliver to Purchaser the Assignment and Assumption Agreement.

Any condition specified in this Section 4.01 may be waived by the Purchaser; PROVIDED, HOWEVER, that such waiver shall also constitute a waiver of any right to damages, indemnity or otherwise in respect of the subject matter thereof.

                  SECTION 4.02. CLOSING CONDITIONS RELATING TO THE STOCKHOLDER. The obligation of the Stockholder to consummate the sale of the Shares will be subject to the satisfaction of the following conditions:

                           (a)      NO INJUNCTION. The consummation of the
transactions contemplated hereby shall not be enjoined by any court of competent jurisdiction and no proceeding seeking such an injunction shall be pending.

                           (b)      PAYMENT OF PURCHASE PRICE. The Purchaser
shall have paid the Purchase Price to the Stockholder in the amount described in
Section 1.04(b)(i).

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                           (c)      ASSIGNMENT AND ASSUMPTION AGREEMENT. The
Company shall have executed and delivered to Stockholder the Assignment and Assumption Agreement.

Any condition specified in this Section 4.02 may be waived by the Stockholder; PROVIDED, HOWEVER, that such waiver shall also constitute a waiver of any right to damages, indemnity or otherwise in respect of the subject matter thereof.

                                    ARTICLE 5
                                 MUTUAL RELEASE

         In consideration of the parties' entry into this Agreement, the parties hereby agree that the Stockholder, on the one hand, and the Purchaser, on the other hand, hereby release and discharge each other, and each other's respective directors, officers, employees, stockholders, subsidiaries, heirs, executors, personal representatives, successors and assigns from every right, claim, demand and/or cause of action whatsoever, of whatever kind or nature, whether known or unknown, suspected or unsuspected, both at law and in equity ("Claims"), which any of them now has, have ever had or may hereafter have against any other, arising contemporaneously with or prior to the date of Closing under this Agreement or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the date of Closing under this Agreement, which arises from or is as a result of, or is in any way related to, the Claims; PROVIDED, HOWEVER, that nothing contained herein shall operate to release any obligations of any of the parties hereto arising under this Agreement.

                                    ARTICLE 6
                             POST-CLOSING AGREEMENTS

                  SECTION 6.01.     INDEMNIFICATION BY THE STOCKHOLDER.

                           (a)      Without limitation as to the other rights of
Purchaser, the Stockholder shall indemnify, save and keep Purchaser, its successors and assigns and its stockholders, directors, officers, affiliates and employees and the estates, personal representatives and heirs of such persons, forever harmless against and from all liability, demands, claims, actions or causes of action, assessments, losses, penalties, costs, damages or expenses, including reasonable attorneys and expert witness fees (collectively) the "Losses") sustained or incurred by any of the foregoing persons as a result of or arising out of or by virtue of any incorrect representation or warranty made by the Company and/or the Stockholder herein or in any certificate, exhibit or schedule delivered to Purchaser in connection herewith.

                           (b)      Without limitation as to the other rights of
the Stockholder, Purchaser shall indemnify, save and keep the Stockholder harmless against and from any Losses

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sustained by the Stockholder arising out of or by virtue of (i) any incorrect representation or warranty made by Purchaser herein, (ii) Purchaser's operation of the Business on or after the Closing Date, and (iii) any debt, liability or obligation of the Company arising on or after the Closing Date.

                           (c)      A party required under this Section 6.01 to
furnish indemnity (the "Indemnifying Party") shall satisfy its obligation of indemnification under this Section 6.01 within forty-five (45) days after written notice thereof from any person entitled to such indemnity hereunder (the "Indemnified Party") to the Indemnifying Party; provided, however, that a party shall not be deemed in breach hereof for so long as it contests in good faith its liability for indemnification hereunder.

                           (d)      As soon as practicable after obtaining
knowledge thereof, any Indemnified Party shall notify the Indemnifying Party of any claim or demand which the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement. A failure to give such notice shall not negate a right to indemnification hereunder; provided, however, that the Indemnified Party shall bear any amount of Loss resulting directly from a failure to give a timely notice. If such claim or demand relates to a claim or demand asserted by a third party against the Indemnified Party and if the Indemnifying Party acknowledges in writing its obligations to indemnify and hold harmless under this Section 6.01, the Indemnifying Party shall have the right to employ such counsel as is reasonably acceptable to the Indemnified Party to defend any such claim or demand asserted against the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any said claim or demand at its own cost and expense, provided that unless the Indemnified Party bears a greater risk of loss than the Indemnifying Party, the Indemnifying Party shall control the defense of said claim or demand. So long as the Indemnifying Party is defending in good faith any such claim or demand, (i) the Indemnified Party shall not settle such claim or demand without the prior written consent of the Indemnifying Party, and
(ii) any settlement of such claim or demand made without such consent of the Indemnifying Party shall not be subject to indemnity under this Section 6.01.

                           (e)      The Indemnified Party shall make available
to the Indemnifying Party or its representatives all records and other materials required for use in contesting any claim or demand asserted by a third party against any Indemnified Party. Whether or not the Indemnifying Party so elects to defend any such claim or demand, the Indemnified Party shall not have any obligation to do so and the Indemnified Party shall not waive any rights it may have against the Indemnifying Party under this Section 6.01 with respect to any such claim or demand by electing or failing to elect to defend any such claim, provided that the Indemnified Party against which a claim or demand is asserted in the first instance shall file in a timely manner any answer or pleading with respect to a suit or proceeding in such action as is necessary to avoid default or other adverse results.

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                  SECTION 6.02.     FURTHER ASSURANCES. The Stockholder shall,
at any time and from time to time on and after the Closing Date, upon request by the Purchaser and without further consideration, take such actions or cause others to do so, and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all transfers, conveyances, powers of attorney and assurances, as may be required or desirable for the better conveying, transferring, assigning, delivering, assuring and confirming to the Purchaser, or its respective successors and assigns, or for aiding and assisting in collecting or reducing to possession, the Shares, and the Stockholder's obligations under this Agreement.

                  SECTION 6.03. FINANCIAL STATEMENTS AND OTHER INFORMATION. Until such time as the Warrant expires without being exercised or is transferred to the Company pursuant to the terms therein, the Company shall deliver to the Stockholder, in form and substance reasonably satisfactory to Stockholder:

                           (a)      as soon as reasonably available, but not
later than seventy-five (75) days after the end of each fiscal year of the Company, a copy of the audited balance sheet of the Company as of the end of such fiscal year and the related statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by a management summary and analysis of the operations of the Company for such fiscal year and by the opinion of an accounting firm which report shall state without qualification that such financial statements present the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis; and

                           (b)      such other reports and information as may be
reasonably requested by the Stockholder.

                  SECTION 6.04. INSPECTION. Until such time as the Warrant expires without being exercised or is transferred to the Company pursuant to the terms therein, the Company shall permit representatives of the Stockholder to, at the Stockholder's sole cost and expense, visit and inspect any of the Company's properties, to examine the Company's corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss the Company's affairs, finances and accounts with the Stockholder's directors, officers and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested upon reasonable advance notice to the Company.

                  SECTION 6.05. CONFIDENTIALITY. The Stockholder and Purchaser agree that they, and their respective officers, directors and other representatives, will hold in strict confidence the negotiations relating to the transactions contemplated by this Agreement, and all information exchanged pursuant thereto.

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                  SECTION 6.06.     PUBLIC ANNOUNCEMENTS. No party hereto, nor
any agent or affiliate of any such party, shall make any public statements, including, without limitation, any press releases or other public disclosure, with respect to this Agreement and the transactions contemplated hereby without the prior written consent of the other parties to this Agreement, except as required by law.

                                    ARTICLE 7
                                  MISCELLANEOUS

                  SECTION 7.01. SURVIVAL. The representations and warranties of the Company and the Stockholder shall survive Closing.

                  SECTION 7.02. EXPENSES. Each party will pay all of its expenses in connection with the negotiation of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, the Stockholder agrees to reimburse the Purchaser for the legal expenses the Purchaser incurs in connection with the negotiation and preparation of this Agreement, and the consummation of the transactions contemplated hereunder up to a maximum of Fifteen Thousand Dollars ($15,000).

                  SECTION 7.03. AMENDMENTS AND WAIVERS. The parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

                  SECTION 7.04. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be given by hand or by registered mail, return receipt requested, addressed as follows:

         If to Purchaser:

                           Mr. John Snow
                           c/o RAND Interactive, Inc.
                           111 Water Street, 3rd Floor
                           Baltimore, Maryland  21202

         with a copy to:

                           Whiteford, Taylor & Preston L.L.P.

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                           7 St. Paul Street
                           Baltimore, Maryland 21202
                           Attn.: William M. Davidow, Esq.

         If to the Company or to the Stockholder:

                           Change Technology Partners, Inc.
                           537 Steamboat Road
                           Greenwich, Connecticut  06830
                           Attn. Mr. William Avery

         with a copy to:
                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, New York  10019-6064
                           Attn.: James M. Dubin, Esq.

Any party hereto may specify in writing a different address for such purpose by notice to the other parties.

                  SECTION 7.05. ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any party without the prior written consent of the other parties hereto.

                  SECTION 7.06. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provision of this Agreement unless the consummation of the transaction contemplated hereby is adversely affected thereby.

                  SECTION 7.07. COMPLETE AGREEMENT. This document and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

                  SECTION 7.08. NO THIRD-PARTY BENEFICIARIES. This Agreement shall be for the benefit only of the parties hereto, and their respective successors and assigns.

                  SECTION 7.09. CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement, and this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

                  SECTION 7.10. SINGULAR AND PLURAL; GENDER. The singular shall include the plural and vice-versa, and the use of one gender shall be deemed to include all other genders whenever appropriate.

                  SECTION 7.11. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement will be governed by the laws of the State of Maryland without reference to any conflict of laws rules.

                  SECTION 7.12. KNOWLEDGE. As used in this Agreement, the terms "the best knowledge of," "known to," "Knowledge of the Stockholder" or words of similar import used herein with respect to the Stockholder shall mean the actual knowledge, without independent investigation, of William Avery.

                  SECTION 7.13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, under seal, on the day and year first above written, intending to be legally bound hereby.

WITNESS/ATTEST:                    CHANGE TECHNOLOGY PARTNERS, INC.


/s/ Tina Bradford                       /s/ William Avery
-----------------------------      By: ---------------------------(SEAL)
                                             - Stockholder -


/s/ Robert Earle                        /s/ John Snow
-----------------------------       -------------------------------(SEAL)
                                    John Snow

                                             - Purchaser -

                                  EXHIBIT 1.02
                                  ------------

                       ATTACHED TO AND MADE A PART OF THAT
         CERTAIN SHARE PURCHASE AGREEMENT DATED AS OF NOVEMBER 2, 2001,
                                  BY AND AMONG
                    RAND INTERACTIVE CORPORATION, AS COMPANY,
                CHANGE TECHNOLOGY PARTNERS, INC., AS STOCKHOLDER
                    AND RAND ACQUISITION CORP., AS PURCHASER

                              COMMON STOCK WARRANT
                              --------------------

                                  SCHEDULE 2.02
                                  -------------
                       ATTACHED TO AND MADE A PART OF THAT
         CERTAIN SHARE PURCHASE AGREEMENT DATED AS OF NOVEMBER 2, 2001,
                                  BY AND AMONG
                    RAND INTERACTIVE CORPORATION, AS COMPANY,
                CHANGE TECHNOLOGY PARTNERS, INC., AS STOCKHOLDER
                    AND RAND ACQUISITION CORP., AS PURCHASER

                           CAPITAL STOCK; SUBSIDIARIES
                           ---------------------------

50 shares of common stock.

                                  SCHEDULE 2.04
                                  -------------

                       ATTACHED TO AND MADE A PART OF THAT
         CERTAIN SHARE PURCHASE AGREEMENT DATED AS OF NOVEMBER 2, 2001,
                                  BY AND AMONG
                    RAND INTERACTIVE CORPORATION, AS COMPANY,
                CHANGE TECHNOLOGY PARTNERS, INC., AS STOCKHOLDER
                    AND RAND ACQUISITION CORP., AS PURCHASER

                               NO BREACH; CONSENTS
                               -------------------

None.

                                  SCHEDULE 2.05
                                  -------------

                       ATTACHED TO AND MADE A PART OF THAT
         CERTAIN SHARE PURCHASE AGREEMENT DATED AS OF NOVEMBER 2, 2001,
                                  BY AND AMONG
                    RAND INTERACTIVE CORPORATION, AS COMPANY,
                CHANGE TECHNOLOGY PARTNERS, INC., AS STOCKHOLDER
                    AND RAND ACQUISITION CORP., AS PURCHASER

                              FINANCIAL STATEMENTS
                              --------------------

None.

                                  SCHEDULE 2.06
                                  -------------

                       ATTACHED TO AND MADE A PART OF THAT
         CERTAIN SHARE PURCHASE AGREEMENT DATED AS OF NOVEMBER 2, 2001,
                                  BY AND AMONG
                    RAND INTERACTIVE CORPORATION, AS COMPANY,
                CHANGE TECHNOLOGY PARTNERS, INC., AS STOCKHOLDER
                    AND RAND ACQUISITION CORP., AS PURCHASER

                       ABSENCE OF UNDISCLOSED LIABILITIES
                       ----------------------------------

None.

                                  SCHEDULE 2.09
                                  -------------

                       ATTACHED TO AND MADE A PART OF THAT
         CERTAIN SHARE PURCHASE AGREEMENT DATED AS OF NOVEMBER 2, 2001,
                                  BY AND AMONG
                    RAND INTERACTIVE CORPORATION, AS COMPANY,
                CHANGE TECHNOLOGY PARTNERS, INC., AS STOCKHOLDER
                    AND RAND ACQUISITION CORP., AS PURCHASER

                                   TAX MATTERS
                                   -----------

None.

                                  SCHEDULE 3.02
                                  -------------

                       ATTACHED TO AND MADE A PART OF THAT
         CERTAIN SHARE PURCHASE AGREEMENT DATED AS OF NOVEMBER 2, 2001,
                                  BY AND AMONG
                    RAND INTERACTIVE CORPORATION, AS COMPANY,
                CHANGE TECHNOLOGY PARTNERS, INC., AS STOCKHOLDER
                    AND RAND ACQUISITION CORP., AS PURCHASER

                               NO BREACH; CONSENTS
                               -------------------

None.